307632958 v9 Exhibit 10.35 AMENDED AND RESTATED EMPLOYMENT AGREEMENT THIS AMENDED AND RESTATED EMPLOYMENT AGREEMENT (hereinafter this “Agreement”) is entered into effective February 7, 2025 (hereinafter the “Effective Date”) by and between NEUROCRINE BIOSCIENCES, INC., 6027 Edgewood Bend Court, San Diego, California 92130 (hereinafter the “Company”, as further defined in Annex I), and Eiry W. Roberts, M.D. (hereinafter “Executive”). R E C I T A L S WHEREAS, the Company and Executive entered into an employment agreement effective January 8, 2018 setting forth the terms and conditions under which Executive is employed by the Company (hereinafter the “Prior Employment Agreement”); and WHEREAS, the Company and Executive wish to set forth in this Agreement the terms and conditions under which Executive is to continue to be employed by the Company. NOW, THEREFORE, the Company and Executive, in consideration of the mutual promises set forth herein, agree as follows: ARTICLE 1 NATURE OF EMPLOYMENT 1.1 Effective Date. This Agreement shall govern the terms of Executive’s continued full-time employment with the Company on and after the Effective Date until it is terminated by either the Company or Executive pursuant to the terms set forth in Article 6. This Agreement amends and restates the Prior Employment Agreement as of the Effective Date. 1.2 At-Will Employment. Executive shall continue to be employed at-will by the Company and therefore either Executive or the Company may terminate the employment relationship and this Agreement at any time, with or without Cause (as defined herein) and with or without advance notice, subject to the provisions of Article 6. 1.3 Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings set forth on the attached Annex I which shall be considered part of and included in this Agreement for all purposes. ARTICLE 2 EMPLOYMENT DUTIES 2.1 Title/Responsibilities. Executive hereby accepts continued employment with the Company pursuant to the terms and conditions hereof. Executive agrees to continue to serve the Company in the position of Chief Medical Officer. Executive shall continue to have the powers and duties commensurate with such position. Page 2 of 13 2.2 Full Time Attention. Except upon the prior written consent of the Company’s Chief Executive Officer (hereinafter “CEO”), Executive shall devote Executive’s best efforts and Executive’s full business time and attention to the performance of the services customarily incident to such office and to such other services as the CEO or Board of Directors of the Company (hereinafter the “Board”) may reasonably request. 2.3 Other Activities. Except upon the prior written consent of the CEO, Executive shall not during the period of employment engage, directly or indirectly, in any other business activity (whether or not pursued for pecuniary advantage) that is or may be competitive with, or that might place Executive in a competing position to that of the Company or any other corporation or entity that directly or indirectly controls, is controlled by, or is under common control with the Company, provided that Executive may own less than two percent (2%) of the outstanding securities of any such publicly traded competing corporation. ARTICLE 3 COMPENSATION 3.1 Base Salary. Executive shall receive a base salary at an annual rate of $731,400, payable semi-monthly in equal installments in accordance with the Company’s normal payroll practices. Executive shall be eligible to receive increases in base salary as the Compensation Committee of the Board (hereinafter the “Compensation Committee”), after considering the recommendation of the CEO, may from time to time establish in their sole discretion. 3.2 Incentive Bonus. In addition to any other bonus Executive shall be awarded by the Compensation Committee, Executive shall be eligible to receive an annual cash incentive bonus as determined by the Compensation Committee, after considering the recommendation of the CEO, based upon the achievement by the Company of annual corporate goals established by the Board and/or the Compensation Committee and, if applicable, Executive’s individual performance achievements. Executive’s annual incentive bonus at target will be as set forth in the Company’s annual incentive bonus program approved by the Compensation Committee and applicable to Executive for the relevant year; as of the Effective Date, this target is set at 50% of Executive’s base pay earned for the applicable year. The Compensation Committee shall, in its sole discretion, determine whether the annual corporate goals have been attained and whether to adjust the amount of Executive’s incentive bonus above or below the corporate goal achievement level, based on Executive’s individual performance, after considering the recommendation of the CEO. Any annual incentive bonus shall be considered earned only if Executive is employed by the Company on the date that the Compensation Committee approves the final bonus amount, if any, to be paid to Executive for the applicable year. This determination will generally be made within the first quarter following the end of the Company’s fiscal year. Except as may be provided in the Severance Plan (as defined in Section 6.3 below) no pro-rata bonus will be considered earned if Executive’s employment with the Company ceases for any reason prior to the foregoing determination date. Any annual incentive bonus that is earned shall be paid in a lump sum cash payment as soon as reasonably practicable, but no later than the fifteenth day of the third month following the end of the Company’s fiscal year in which such bonus was earned. Page 3 of 13 3.3 Equity. Subject to approval by the Compensation Committee, Executive will be eligible to receive equity incentive awards with respect to the Company’s common stock on terms to be determined by the Compensation Committee at the time of any such grant. The determination whether to grant any equity incentive awards to Executive, and the form and terms of any such equity incentive award, is in the sole discretion of the Compensation Committee. 3.4 Withholdings. All compensation and benefits payable to Executive under this Agreement shall be subject to all federal, state, local taxes and other withholdings and similar taxes and payments required by applicable law. ARTICLE 4 EXPENSE ALLOWANCES AND FRINGE BENEFITS 4.1 Vacation. Executive shall be entitled to participate in the Company’s vacation plan pursuant to the terms of that plan. 4.2 Benefits. During Executive’s employment hereunder, Executive will be eligible to participate in the employee benefit plans and programs currently and hereafter maintained by the Company of general applicability to other executive officer employees of the Company, including, without limitation, the Company’s group medical, disability and life insurance. The amount and extent of benefits to which Executive is entitled shall be governed by the specific benefit plan or program as it may be amended from time to time. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time. 4.3 Business Expense Reimbursement. During the term of this Agreement, Executive shall be entitled to receive proper reimbursement for all reasonable out-of-pocket expenses incurred by Executive (in accordance with the Company’s Expense Reimbursement Policy (hereinafter the “Expense Reimbursement Policy”)) in performing services hereunder. Executive agrees to furnish to the Company adequate records and other documentary evidence of such expenses for which Executive seeks reimbursement under the terms of the Expense Reimbursement Policy. Such expenses shall be reimbursed and accounted for under the Expense Reimbursement Policy. ARTICLE 5 CONFIDENTIALITY 5.1 Proprietary Information. As a condition of Executive’s employment, Executive represents and warrants that Executive has previously executed and delivered to the Company the Company’s standard Proprietary Information and Inventions Agreement attached hereto as Exhibit A (hereinafter the “Proprietary Information and Inventions Agreement”) and will continue to comply with the obligations set forth therein. 5.2 Return of Property. All documents, records, apparatus, equipment and other physical property which is furnished to or obtained by Executive in the course of Executive’s employment with the Company shall be and remain the sole property of the Company. Executive Page 4 of 13 agrees that, upon the termination of Executive’s employment, Executive shall return all such property (whether or not it pertains to Proprietary Information as defined in the Proprietary Information and Inventions Agreement), and agrees not to make or retain copies, reproductions or summaries of any such property. 5.3 Prior Obligations. Executive will not intentionally disclose to the Company or use on its behalf any confidential information belonging to any of Executive’s former employers or any other third party. Executive represents to the Company that Executive is not subject to or a party to any employment agreement, non-competition covenant or other agreement that would be breached by, or prohibit Executive from, executing this Agreement and performing fully Executive’s duties and responsibilities hereunder. Executive hereby represents that Executive has disclosed to the Company any contract Executive has signed that may restrict Executive’s activities on behalf of the Company. ARTICLE 6 TERMINATION 6.1 General. Executive’s employment relationship is at-will. Either Executive or the Company may terminate the employment relationship at any time, with or without Cause or advance notice. Upon termination of Executive’s employment for any reason, unless otherwise requested by the Board, Executive shall also be deemed to have resigned from all positions and terminated any relationships as an employee, advisor, officer or director with the Company and any of its affiliates, each effective on the date of termination. Without limiting the foregoing, Executive’s employment and this Agreement may be terminated as follows: (a) Death. Executive’s employment and this Agreement shall terminate automatically upon the death of Executive. (b) Disability. If Executive is prevented from performing Executive’s duties hereunder by reason of Disability, then, to the extent permitted by law, the Company may terminate the employment of Executive and this Agreement at or after such time. (c) Voluntary Resignation. Executive may resign Executive’s employment and terminate this Agreement at any time for any reason. (d) Termination by the Company for Cause. The Company may terminate Executive’s employment and this Agreement for Cause without notice or liability at any time. (e) Termination by the Company without Cause. The Company may terminate Executive’s employment and this Agreement without Cause at any time by giving thirty (30) days advance written notice to Executive. The Company may, in its discretion, provide pay in lieu of notice for some or all of such thirty (30) day period. 6.2 Payments Upon Termination. Upon cessation of Executive’s employment with the Company for any reason, the Company shall pay to Executive (or Executive’s beneficiaries or estate, as the case may be) all Accrued Compensation, which shall not be considered a severance benefit for purposes of the Severance Plan or otherwise.

Page 5 of 13 6.3 Severance Benefits. Executive will be eligible for severance benefits under the terms and conditions of the Company’s Executive Severance Plan adopted by the Compensation Committee effective February 7, 2025 and amended from time to time (hereinafter the “Severance Plan”) as a “Tier 2” Covered Employee as set forth in the Severance Plan. The Severance Plan supersedes the benefits set forth in Section 6 of the Prior Employment Agreement and, as further described in the Severance Plan, any other severance benefit plan, policy or practice previously maintained by the Company with respect to Executive and any change in control or severance benefits in any individually negotiated employment contract or other agreement between the Company and the Executive. ARTICLE 7 GENERAL PROVISIONS 7.1 Tax Provisions. (a) Application of Section 409A. All benefits under this Agreement are intended to qualify for an exemption from the application of Section 409A (including but not limited to the exemption from the application of Section 409A provided under Treasury Regulation Sections 1.409A-1(b)(4)) and this Agreement will be construed to the greatest extent possible as consistent with those provisions, and to the extent not so exempt, this Agreement (and any definitions hereunder) will be construed in a manner that complies with Section 409A, and any ambiguities herein shall be interpreted accordingly. For all purposes of Section 409A, Executive’s right to receive any installment payments under this Agreement (whether severance payments, reimbursements or otherwise) shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment for purposes of Treasury Regulations Section 1.409A-2(b)(2)(i). Notwithstanding any provision to the contrary in this Agreement, if Executive is deemed by the Company at the time of Executive’s “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h), without regard to any alternative definition thereunder (hereinafter a “Separation from Service”) to be a “specified employee” for purposes of Code Section 409A(a)(2)(B)(i), and if any of the payments upon Separation from Service set forth herein and/or under any other agreement with, or plan maintained by, the Company are deemed to be “deferred compensation,” then to the extent delayed commencement of any portion of such payments is required in order to avoid a prohibited distribution under Code Section 409A(a)(2)(B)(i) and the related adverse taxation under Section 409A, such payments shall not be provided to Executive prior to the earliest of (i) the first date following expiration of the six (6)-month period following the date of Executive’s Separation from Service with the Company, (ii) the date of Executive’s death or (iii) such earlier date as permitted under Section 409A without the imposition of adverse taxation. Upon the first business day following the expiration of such applicable Code Section 409A(a)(2)(B)(i) period, all payments deferred pursuant to this paragraph shall be paid in a lump sum to Executive, and any remaining payments due shall be paid as otherwise provided herein or in the applicable agreement. No interest shall be due on any amounts so deferred. In no event shall the Company be liable for taxes or penalties imposed on Executive under Section 409A. Page 6 of 13 To the extent that any reimbursements payable to Executive under this Agreement are subject to the provisions of Section 409A: (w) to be eligible to obtain reimbursement for such expenses, Executive must submit expense reports within forty-five (45) days after the expense is incurred, (x) any such reimbursements will be paid no later than December 31 of the year following the year in which the expense was incurred, (y) the amount of expenses reimbursed in one (1) year will not affect the amount eligible for reimbursement in any subsequent year, and (z) the right to reimbursement under this agreement will not be subject to liquidation or exchange for another benefit. In no event shall the Company be liable for taxes or penalties imposed under Section 409A. (b) Parachute Payments. If any payment or benefit (including payments or benefits pursuant to this Agreement or otherwise) that Executive would or may receive from the Company or otherwise (hereinafter a “Payment”) would (1) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (2) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (hereinafter the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Executive’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, Executive shall have no rights to any additional payments and/or benefits, and reduction shall occur in the manner that results in the greatest economic benefit for Executive. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata. In the event it is subsequently determined by the Internal Revenue Service that some portion of the Reduced Amount as determined pursuant to clause (x) in the preceding paragraph is subject to the Excise Tax, Executive agrees to promptly return to the Company a sufficient amount of the Payment so that no portion of the Reduced Amount is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount is determined pursuant to clause (y) in the preceding paragraph, Executive will have no obligation to return any portion of the Payment pursuant to the preceding sentence. The foregoing calculations will be determined by the independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code or such nationally recognized independent registered public accounting firm chosen by the Company. The Company will bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder. Any good faith determinations of the independent registered public accounting firm made hereunder will be final, binding and conclusive upon the Company and Executive. 7.2 Clawback/Recovery. Compensation provided under this Agreement, the Severance Plan or otherwise awarded or paid to Executive in connection with Executive’s Page 7 of 13 employment with the Company will be subject to recoupment in accordance with the following, as applicable (each, as applicable, hereinafter a “Clawback Policy”): (i) the Neurocrine Biosciences, Inc. Policy for Recoupment of Incentive Compensation, as may be amended from time to time; (ii) the Neurocrine Biosciences, Inc. Incentive Compensation Recoupment Policy, as may be amended from time to time; (iii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and (iv) any other clawback policy that the Company adopts. No recovery of compensation under such a Clawback Policy will be an event giving rise to Executive’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company or a breach of this Agreement by the Company. If the Company determines that any compensation granted, awarded, earned or paid to Executive must be forfeited or reimbursed to the Company pursuant to the applicable Clawback Policy, Executive will promptly take any action necessary to effectuate such forfeiture and/or reimbursement. Executive agrees and acknowledges that Executive is not entitled to indemnification, and hereby waives any right to advancement of expenses, in connection with any enforcement of a Clawback Policy by the Company. 7.3 Governing Law. The validity, interpretation, construction and performance of this Agreement and the rights of the parties thereunder shall be interpreted and enforced under California law without reference to principles of conflicts of laws. The parties expressly agree that inasmuch as the Company’s headquarters and principal place of business are located in California, it is appropriate that California law govern this Agreement. 7.4 Assignment; Successors Binding Agreement. (a) No Assignment by Executive. Executive may not assign, pledge or encumber Executive’s interest in this Agreement or any part thereof. This Agreement shall inure to the benefit of and be enforceable by Executive’s personal or legal representatives, executors, administrators, successors, heirs, distributee, devisees and legatees. If Executive should die while any amount is at such time payable to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive’s devisee, legates or other designee or, if there be no such designee, to Executive’s estate. (b) Assignment by Company; Assumption by Successor. The Company may assign this Agreement to any affiliate in the event of a corporate re-organization or restructuring upon prior written notice to Executive. This Agreement shall inure to the benefit of and be enforceable by the Company’s successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by operation of law or by agreement in form and substance reasonably satisfactory to Executive, to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Page 8 of 13 7.5 Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by certified or registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt. To the Company: Neurocrine Biosciences, Inc. 6027 Edgewood Bend Court San Diego, CA 92130 Attn.: Chief Executive Officer To Executive: Eiry W. Roberts, M.D. Address on file with the Company 7.6 Modification; Waiver; Entire Agreement. This Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between Executive and the Company with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations, including, without limitation, the Prior Employment Agreement which shall have no further force or effect. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or any prior or subsequent time. 7.7 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. 7.8 Executive Acknowledgment. Executive acknowledges (a) that Executive has consulted with or has had the opportunity to consult with independent counsel of Executive’s own choice concerning this Agreement and has been advised to do so by the Company, and (b) that Executive has read and understands this Agreement, is fully aware of its legal effect and has entered into it freely based on Executive’s own judgment. 7.9 Dispute Resolution. To aid the rapid and economical resolution of disputes that may arise in connection with Executive’s employment with the Company, and in exchange for the mutual promises contained in this Agreement, Executive and the Company agree that any and all disputes, claims, or causes of action, in law or equity, including but not limited to statutory claims, arising from or relating to the enforcement, breach, performance, or interpretation of this

Page 9 of 13 Agreement, Executive’s employment with the Company, or the termination of Executive’s employment, shall be resolved to the fullest extent permitted by law, by final, binding and confidential arbitration conducted by JAMS, Inc. (hereinafter “JAMS”) or its successor, under JAMS’ then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web address: (i) https://www.jamsadr.com/rules-employment-arbitration/) and (ii) https://www.jamsadr.com/rules- comprehensive-arbitration/) at a location closest to where Executive last worked for the Company or another mutually agreeable location. Executive acknowledges that by agreeing to this arbitration procedure, both Executive and the Company waive the right to resolve any such dispute through a trial by jury or judge. The Federal Arbitration Act, 9 U.S.C. § 1 et seq., will, to the fullest extent permitted by law, govern the interpretation and enforcement of this arbitration agreement and any arbitration proceedings. This provision shall not be mandatory for any claim or cause of action to the extent applicable law prohibits subjecting such claim or cause of action to mandatory arbitration and such applicable law is not preempted by the Federal Arbitration Act or otherwise invalid (collectively hereinafter the “Excluded Claims”), such as non-individual claims that cannot be waived under applicable law, claims or causes of action alleging sexual harassment or a nonconsensual sexual act or sexual contact or unemployment or workers’ compensation claims brought before the applicable state governmental agency. In the event Executive or the Company intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. Executive acknowledges and agrees that proceedings of any non-individual claim(s) under the California Private Attorneys General Act (hereinafter “PAGA”) that may be brought in court shall be stayed for the duration and pending a final resolution of the arbitration of any individual or individual PAGA claim. Nothing herein prevents Executive from filing and pursuing proceedings before a federal or state governmental agency, although if Executive chooses to pursue a claim following the exhaustion of any applicable administrative remedies, that claim would be subject to this provision. In addition, with the exception of Excluded Claims arising out of 9 U.S.C. § 401 et seq., all claims, disputes, or causes of action under this Section 7.9, whether by Executive or the Company, must be brought in an individual capacity, and shall not be brought as a plaintiff (or claimant) or class member in any purported class, representative, or collective proceeding, nor joined or consolidated with the claims of any other person or entity. Executive acknowledges that by agreeing to this arbitration procedure, both Executive and the Company waive all rights to have any dispute be brought, heard, administered, resolved, or arbitrated on a class, representative, or collective action basis. The arbitrator may not consolidate the claims of more than one person or entity and may not preside over any form of representative or class proceeding. If a court finds, by means of a final decision, not subject to any further appeal or recourse, that the preceding sentences regarding class, representative, or collective claims or proceedings violate applicable law or are otherwise unenforceable, as to a particular claim or request for relief, the parties agree that any such claim(s) or request(s) for relief be severed from the arbitration and may proceed in a court of law rather than by arbitration. All other claims or requests for relief shall be arbitrated. Executive will have the right to be represented by legal counsel at any arbitration proceeding. Questions of whether a claim is subject to arbitration and procedural questions which grow out of the dispute and bear on the final disposition are matters for the arbitrator to decide, provided however, that if required by applicable law, a court and not the arbitrator may determine the enforceability of this paragraph with respect to Excluded Claims. The arbitrator shall: (a) have the authority to compel adequate Page 10 of 13 discovery for the resolution of the dispute and to award such relief as Executive or the Company would otherwise be entitled to seek in a court of law; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The Company shall pay all JAMS arbitration administrative fees in excess of the administrative fees that Executive would be required to pay if the dispute were decided in a court of law. Each party is responsible for its own attorneys’ fees, except as may be expressly set forth in Executive’s Proprietary Information and Inventions Agreement or as otherwise provided under applicable law. Nothing in this letter agreement is intended to prevent either Executive or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. 7.10 Remedies. (a) Injunctive Relief. The parties agree that the services to be rendered by Executive hereunder are of a unique nature and that in the event of any breach or threatened breach of any of the covenants contained herein, the damage or imminent damage to the value and the goodwill of the Company’s business will be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, the parties agree that the Company shall be entitled to injunctive relief against Executive in the event of any breach or threatened breach of any such provisions by Executive, in addition to any other relief (including damage) available to the Company under this Agreement or under law. (b) Exclusive. Both parties agree that the remedy specified in Section 7.10(a) above is not exclusive of any other remedy for the breach by Executive of the terms hereof. 7.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement. Executed by the parties as follows: EXECUTIVE NEUROCRINE BIOSCIENCES, INC. By: /s/ Eiry Roberts By: /s/ Kyle Gano Date: February 7, 2025 Date: February 7, 2025 Page 11 of 13 ANNEX I DEFINITIONS (a) “Accrued Compensation” means the following, as applicable, as of the date of Executive’s termination of employment with the Company: Executive’s accrued but unpaid base salary, any vested benefits or compensation under any plans of the Company (other than pension and profit-sharing plans) in which Executive is a participant to the full extent of Executive’s rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Executive in connection with Executive’s duties to the Company. (b) “Agreement” means the Amended and Restated Employment Agreement entered into effective February 7, 2025, by and between the Company and Executive. (c) “Board” has the meaning set forth in Section 2.2. (d) “Cause” means the occurrence of any one or more of the following: (i) Executive’s intentional commission of an act, or intentional failure to act, that materially injures the business or reputation of the Company; (ii) Executive’s intentional refusal or intentional failure to act (excluding during period(s) of Executive’s physical or mental incapacity) in accordance with any lawful and proper direction or order of the Board or such other individual or body to whom the employee reports, if applicable; (iii) Executive’s material breach of Executive’s fiduciary, statutory, contractual or common law duties to the Company (including any material breach of this Agreement or the Company’s Proprietary Information and Inventions Agreement and including any material breach of the Company’s written policies that causes material harm to the Company); (iv) Executive’s conviction of or plea of guilty or no contest to any felony or any crime involving dishonesty; or (v) Executive’s participation in any fraud or other act of willful misconduct against the Company; provided, however, that with respect to (i), (ii), and (iii) only, in the event that any of such events is reasonably capable of being cured, the Company shall provide written notice to Executive describing the nature of such event and Executive shall thereafter have ten (10) business days to cure such event. (e) “CEO” has the meaning set forth in Section 2.2. (f) “Clawback Policy” has the meaning set forth in Section 7.2. (g) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. Page 12 of 13 (h) “Company” means Neurocrine Biosciences, Inc., a Delaware corporation or, following a Change in Control (as defined in the Severance Plan), the surviving entity resulting from such event. (i) “Compensation Committee” has the meaning set forth in Section 3.1. (j) “Disability” means Executive is prevented from performing Executive’s employment duties to the Company by reason of any physical or mental incapacity that results in Executive’s satisfaction of all requirements necessary to receive benefits under the Company’s long-term disability plan due to a total disability, as determined by the third-party long-term disability insurance carrier. (k) “Effective Date” means February 7, 2025. (l) “Excise Tax” has the meaning set forth in Section 7.1(b). (m) “Excluded Claims” has the meaning set forth in Section 7.9. (n) “Executive” means Eiry W. Roberts, M.D. (o) “Expense Reimbursement Policy” has the meaning set forth in Section 4.3. (p) “JAMS” has the meaning set forth in Section 7.9. (q) “PAGA” has the meaning set forth in Section 7.9. (r) “Payment” has the meaning set forth in Section 7.1(b). (s) “Prior Employment Agreement” means the employment agreement entered into effective January 8, 2018, by and between the Company and Executive. (t) “Proprietary Information and Inventions Agreement” has the meaning set forth in Section 5.1. (u) “Reduced Amount” has the meaning set forth in Section 7.1(b). (v) “Section 409A” means Section 409A of the Code and the final regulations and any guidance promulgated thereunder and any state law of similar effect. (w) “Separation from Service” has the meaning set forth in Section 7.1(a). (x) “Severance Plan” has the meaning set forth in Section 6.3.

Page 13 of 13 EXHIBIT A PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT